OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
SEMIANNUAL REPORT MARCH 31, 1997

[PHOTO]

"We want
investment
income that
won't add
to our taxes
 ...and we
need to feel
comfortable."

[OPPENHEIMERFUNDS LOGO]

OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

THIS FUND IS FOR PEOPLE WHO WANT INVESTMENT INCOME THAT'S EXEMPT FROM FEDERAL TAXES AND FEEL SECURE INVESTING IN A FUND DESIGNED TO REDUCE INTEREST RATE RISK.


                                     YIELD

                              STANDARDIZED YIELDS

For the 30 Days Ended 3/31/97:(3)

Class A

4.42%

Class B

3.78%

Class C

3.82%

THE FUND'S CLASS A SHARES WERE RANKED **** BY MORNINGSTAR MUTUAL FUNDS FOR 1,237 (3-YEAR), 601 (5-YEAR) AND 267 (10-YEAR) MUNICIPAL FUNDS FOR THE COMBINED 3-, 5- AND 10-YEAR PERIODS ENDED 3/31/97.(4)

HOW YOUR FUND IS MANAGED

Oppenheimer Intermediate Municipal Fund invests primarily in a diversified portfolio of tax-exempt bonds and intends to maintain an intermediate-term average portfolio maturity (3-10 years on a dollar-weighted basis) under normal circumstances. The Fund's investment strategy is to seek a high tax-free yield with less of the price volatility typical of longer maturity municipal bond funds.

PERFORMANCE

Total returns for the six months ended 3/31/97 were 2.88% for Class A shares, 2.48% for Class B shares and 2.50% for Class C shares, without deducting sales charges.(1)

         Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 3/31/97 were 1.81%, 5.73% and 6.83%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 9/11/95 were 0.67% and 2.74%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 12/1/93 were 3.72% and 3.75%, respectively.(2)

OUTLOOK

"We plan to stick to our investment strategy of seeking tax-free income while actively managing the overall duration of the Fund."


                                                     Caryn Halbrecht, Portfolio
                                                         Manager March 31, 1997

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. A portion of the distributions paid by the Fund may be subject to tax. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax.

1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 3.50%. Class B returns include the applicable contingent deferred sales charge of 4% (1 year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

3. Standardized yield is based on net investment income for the 30-day period ended 3/31/97. Falling net asset values will tend to artificially raise yields.

4. Source: Morningstar Mutual Funds, 3/31/97. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted investment return after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. The top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were ranked 5 stars (3-year), 4 stars (5-year) and 4 stars (10-year), weighted 20%/30%/50%, respectively, and 4 stars (1-year) among 1,751 funds.





2         Oppenheimer Intermediate Municipal Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Intermediate
Municipal Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Intermediate
Municipal Fund

DEAR SHAREHOLDER,

For 1997, many industry analysts had anticipated a slow, sluggish year. This is a prediction that just hasn't held true, due to the fact that the bond market has continued to experience a quiet, yet solid, rebound during the first quarter of this year.

         Looking back at the second half of 1996, the sentiment was that moderate economic growth and low inflation would help stabilize interest rates, all factors that would be beneficial for the bond market. And that's exactly how events unfolded. For example, in October, the economy was characterized by a firm dollar, low inflation and slow growth. It appeared that earlier concerns about rapid inflationary growth had been overblown, and interest rates declined soon afterward. With continued, sustainable, non-inflationary growth of around 2% to 2.5%, the economy seemed to have settled into a comfortable pattern of neither too little nor too much growth.

         This year has turned out to be lively, particularly in the past few months. President Clinton released the blueprint for a five-year agreement to balance the federal budget, as promised in his campaign for a second term. Immediately following the plan's announcement, the U.S. Labor Department released a report stating that the unemployment rate dropped to 4.9% of the work force in April--the lowest level since 1973. In response to this good news, the stock market surged to yet another record high and the yield on the benchmark 30-year Treasury bond retreated to 6.88%, its lowest level since early March. Finally, the other good news for municipal bond investors is that President Clinton has no plans of initiating a flat tax, a proposal that would have eliminated the tax advantages of municipal bonds.

         On the other hand, investors may have experienced some volatility in the income stream from municipal bond funds. This is primarily because the availability of quality bonds paying high yields has decreased over the past few years. However, we believe that over the long term and on a tax-adjusted basis, our funds should continue to offer potential for value with higher income.

         When you consider the combination of these developments--a sustained economic growth pattern, a balanced federal budget and the dissipated threat of a flat tax--the tax advantages of municipal bond fund investing become much more attractive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN                         /s/ BRIDGET A. MACASKILL
James C. Swain                             Bridget A. Macaskill

April 21, 1997





3         Oppenheimer Intermediate Municipal Fund

Q + A

[PHOTO]
CARYN HALBRECHT
Portfolio Manager

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

Oppenheimer Intermediate Municipal Fund performed relatively well. In fact, Lipper Analytical Services ranked the Fund 8th out of 146 funds in the intermediate municipal bond fund category for the 1-year period ended 3/31/97.(1)

WHAT FACTORS CONTRIBUTED TO THE FUND'S SUCCESS?

We attribute a great deal of the portfolio's success to our quick responses to interest rate fluctuations over much of the period. For example, in early October when the bond market was sluggish and interest rates were rising, we purchased discounted bonds. We also purchased higher-yielding bonds, such as housing bonds and bonds subject to the alternative minimum tax. However, we hedged the interest rate risk by selling municipal and Treasury futures contracts. In late October through mid-December, as interest rates fell and the bond market began to rally, we responded by removing the hedges and extending the portfolio's duration, a measure of the portfolio's price sensitivity to changes in interest rates. And, when the market turned down again in January, we were able to protect the Fund by putting the hedges back in place and shortening our duration.

         In addition, our higher credit risk bonds--such as hospital, retirement center and industrial revenue bonds--performed well and benefited the Fund. Finally, while economic recovery was strong across all states, our California bond position, built up earlier in the year, provided strong returns later in the year.(2)

WERE THERE ANY INVESTMENTS THAT HINDERED THE PERFORMANCE OF THE FUND?

Looking back, we could have done more of what we did right. For instance, had we reacted even more quickly to the decline in January by shortening durations, selling more volatile bonds and putting our hedges back in place, the Fund may have reported higher gains. But the style of this Fund is more suited to making moves within carefully defined risks, rather than making major leaps.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We've positioned the Fund quite defensively by shortening its duration, and are waiting for a peak in interest rates when we can lengthen the portfolio's duration or bring it back to a more neutral stance. We're also looking for cheaper priced out-of-favor bonds that will perform well should interest rates decline towards the end of the year.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We're cautiously optimistic. The economy is very strong right now and we believe that the first interest rate hike by the Federal Reserve on March 18th will not be the last. Hopefully, in the near term, higher interest rates will slow the growing economy to a more manageable pace. We plan to stick to our investment strategy of seeking tax-free income while actively managing the overall duration of the Fund.


 1. Source: Lipper Analytical Services, 3/31/97. Oppenheimer Intermediate Municipal Fund was ranked 8th out of 35 funds in its category for the 5-year period ended 3/31/97 and 2nd out of 19 funds for the 10-year period ended 3/31/97. Oppenheimer Intermediate Municipal Fund is characterized by Lipper as an intermediate municipal debt fund. Lipper rankings are based on total return and do not take sales charges into consideration.

2. The Fund's portfolio is subject to change.





4         Oppenheimer Intermediate Municipal Fund

STATEMENT OF INVESTMENTS   March 31, 1997 (Unaudited)

                                                                             RATINGS: MOODY'S/       FACE              MARKET VALUE
                                                                             S&P'S/FITCH'S           AMOUNT            SEE NOTE 1
===================================================================================================================================
MUNICIPAL BONDS AND NOTES--97.1%
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--0.0%
       AL WPCAU RB, AMBAC Insured, 6.15%, 8/15/99                            Aaa/AAA/AAA             $    35,000        $    36,351
-----------------------------------------------------------------------------------------------------------------------------------
ALASKA--1.1%
       North Slope Borough, AK GOB, Series B, FSA Insured,
       7.50%, 6/30/01                                                        Aaa/AAA                   1,000,000          1,103,800
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--14.3%
       Berkeley, CA HF RRB, Alta Bates Medical Center,
       Series A, 6.50%, 12/1/11                                              Baa2/BBB+                 3,000,000          3,068,250
       ----------------------------------------------------------------------------------------------------------------------------
       CA Statewide CDAU Revenue COP,
       Cedars-Sinai Medical Center:
       5.40%, 11/1/15                                                        A1/NR                     2,000,000          1,822,740
       MBIA Insured, 6.50%, 8/1/12                                           Aaa/AAA                   1,000,000          1,107,540
       ----------------------------------------------------------------------------------------------------------------------------
       Corona, CA COP, Vista Hospital Project, Prerefunded,
       Series B, 10%, 11/1/20                                                Aaa/AAA                   1,000,000          1,269,870
       ----------------------------------------------------------------------------------------------------------------------------
       Long Beach Aquarium of the Pacific RB, Series 1995-A,
       5.75%, 7/1/05                                                         NR/BBB                    1,500,000          1,494,015
       ----------------------------------------------------------------------------------------------------------------------------
       Pomona, CA Unified School District GORB, Series A,
       MBIA Insured, 5.95%, 8/1/10                                           Aaa/AAA                   1,000,000          1,058,260
       ----------------------------------------------------------------------------------------------------------------------------
       Riverside Cnty., CA Refunding COP,
       Air Force Village West, Inc., Series A, 8.125%, 6/15/12               Aaa/AAA                   2,290,000          2,456,254
       ----------------------------------------------------------------------------------------------------------------------------
       Sacramento, CA Cogeneration Authority RB,
       Procter & Gamble Project, 6.375%, 7/1/10                              NR/BBB--                  1,100,000          1,133,231
       ----------------------------------------------------------------------------------------------------------------------------
       San Bernardino Cnty., CA COP,
       Medical Center Financing Project, 6%, 8/1/09                          Baa1/A--                  1,000,000          1,016,910
                                                                                                                       ------------
                                                                                                                         14,427,070

-----------------------------------------------------------------------------------------------------------------------------------
COLORADO--1.6%
       Denver, CO City & Cnty. Airport RB, Series A, 7%, 11/15/99            Baa2/BBB                  1,000,000          1,054,030
       ----------------------------------------------------------------------------------------------------------------------------
       Meridian Metropolitan District, CO GORB, 7.50%, 12/1/11               A3/NR                       500,000            546,005
                                                                                                                       ------------
                                                                                                                          1,600,035

-----------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--2.7%
       Mashantucket, CT Western Pequot Tribe Special RB,
       Series A, 6.50%, 9/1/05(1)                                            Baa/BBB                   2,500,000          2,663,900
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA--1.0%
       FL HFA RRB, MH, Series C, 6%, 8/1/11                                  NR/AAA                    1,000,000          1,015,520
-----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS--7.0%
       Chicago, IL BOE GOB, School Reform Project,
       MBIA Insured, 6.25%, 12/1/11                                          Aaa/AAA                   1,000,000          1,073,170
       ----------------------------------------------------------------------------------------------------------------------------
       Cook Cnty., IL Community College District No. 508
       Lease COP, Series C, MBIA Insured, 7.70%, 12/1/07                     Aaa/AAA                   1,000,000          1,196,250
       ----------------------------------------------------------------------------------------------------------------------------
       Du Page Cnty., IL First Preservation District GOB,
       Prerefunded, 7.70%, 11/1/00                                           Aaa/AAA                   1,000,000          1,041,970
       ----------------------------------------------------------------------------------------------------------------------------
       IL HFAU RRB, Franciscan Sisters Health Care Project,
       Series C, MBIA Insured, 6%, 9/1/09                                    Aaa/AAA                   2,000,000          2,056,440
       ----------------------------------------------------------------------------------------------------------------------------
       Southwestern IL DAU Hospital RB,
       St. Elizabeth Medical Center, 8%, 6/1/10                              NR/A--                      500,000            537,505
       ----------------------------------------------------------------------------------------------------------------------------
       Waukegan, IL GOB, MBIA Insured, 7.50%, 12/30/03                       A1/NR                     1,000,000          1,138,740
                                                                                                                       ------------
                                                                                                                          7,044,075

-----------------------------------------------------------------------------------------------------------------------------------
INDIANA--1.5%
       IN Bond Bank RB, State Revolving Fund Program,
       Series A, 6.875%, 2/1/12                                              NR/A                      1,135,000          1,236,208
       ----------------------------------------------------------------------------------------------------------------------------
       IN University RB, Hospital Facilities Project,
       Prerefunded, 7%, 1/1/09                                               A1/A+                       215,000            228,485
                                                                                                                       ------------
                                                                                                                          1,464,693

5      Oppenheimer Intermediate Municipal Fund

                                                                             RATINGS: MOODY'S/       FACE              MARKET VALUE
                                                                             S&P'S/FITCH'S           AMOUNT            SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
       LA GOB, Series A, AMBAC Insured, 8%, 5/1/99                           Aaa/AAA/AAA             $1,000,000          $1,069,520
-----------------------------------------------------------------------------------------------------------------------------------
MAINE--1.3%
       ME Educational LMC Student Loan RRB, Series A-4,
       6.05%, 11/1/04                                                        Aaa/NR                     750,000             778,343
       ----------------------------------------------------------------------------------------------------------------------------
       ME SHAU RB, Mtg. Purchase Project, Series A,
       7.50%, 11/15/22                                                       Aaa/AAA                    500,000             526,670
                                                                                                                       ------------
                                                                                                                          1,305,013

-----------------------------------------------------------------------------------------------------------------------------------
MARYLAND--0.5%
       Howard Cnty., MD COP, Series A, 8.05%, 2/15/21                        Aa1/AA+                    350,000             447,496
-----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--2.1%
       MA Consolidated Loan RB, Series C, AMBAC Insured,
       7%, 6/1/09                                                            Aaa/AAA/AAA              2,000,000           2,146,240
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN--7.7%
       Detroit, MI GORB, Series B, 7%, 4/1/04                                Baa/BBB                  2,000,000           2,171,160
       ----------------------------------------------------------------------------------------------------------------------------
       Detroit, MI Self-Insurance Bonds, Series A, 5.70%, 5/1/02             NR/BBB--                 1,000,000           1,018,910
       ----------------------------------------------------------------------------------------------------------------------------
       MI Hospital FAU RRB, Greater Detroit Sinai Hospital,
       Series 1995, 6%, 1/1/08                                               Baa2/NR/BBB              2,500,000           2,475,750
       ----------------------------------------------------------------------------------------------------------------------------
       MI Strategic Fund SWD RRB,
       Genesee Power Station Project, 7.50%, 1/1/21                          NR/NR                    2,000,000           2,039,820
                                                                                                                       ------------
                                                                                                                          7,705,640

-----------------------------------------------------------------------------------------------------------------------------------
NEBRASKA--2.0%
       NE Higher Education Loan Program, Series A-6,
       5.90%, 6/1/03                                                         A/NR/A                   2,000,000           2,050,640
-----------------------------------------------------------------------------------------------------------------------------------
NEVADA--2.1%
       Clark Cnty., NV School District GOB, Series A,
       MBIA Insured, 9.75%, 6/1/01                                           Aaa/AAA                  1,800,000           2,129,454
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--4.0%
       Hoboken, Union City & Weehawken,
       NJ Sewer Authority RB, Prerefunded,
       MBIA Insured, 7.25%, 8/1/19                                           Aaa/AAA                  1,750,000           1,892,765
       ----------------------------------------------------------------------------------------------------------------------------
       NJ Transportation Trust Fund, Transportation System RB,
       Series B, 6%, 6/15/06                                                 Aa/AA+/AA                2,000,000           2,125,460
                                                                                                                       ------------
                                                                                                                          4,018,225

-----------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO--0.6%
       NM Hospital Equipment Loan Council RB,
       San Juan Regional Medical Center, Inc. Project,
       7.90%, 6/1/11                                                         A3/NR                      500,000             551,965
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK--15.1%
       NYC GOB, Prerefunded, Series F, 8.40%, 11/15/07                       Aaa/AAA                  2,140,000           2,489,997
       ----------------------------------------------------------------------------------------------------------------------------
       NYC GOB, Series B, 6.20%, 8/15/06                                     Baa1/BBB+/A--            1,500,000           1,553,760
       ----------------------------------------------------------------------------------------------------------------------------
       NYC GOB, Unrefunded Balance, Series F, 8.40%, 11/15/07                Baa1/BBB+                  360,000             406,033
       ----------------------------------------------------------------------------------------------------------------------------
       NYC GORB, Series A, 7%, 8/1/07                                        Baa1/BBB+/A--            2,000,000           2,184,380
       ----------------------------------------------------------------------------------------------------------------------------
       NYC IDAU Special Facilities RB,
       Terminal One Group Assn. Project, 6%, 1/1/08                          A/A/A--                  2,000,000           2,019,420
       ----------------------------------------------------------------------------------------------------------------------------
       NYC IDAU Special Facilities RB,
       Terminal One Group Assn. Project, 6.10%, 1/1/09                       A/A/A--                  2,000,000           2,026,140
       ----------------------------------------------------------------------------------------------------------------------------
       NYS GORB, 7.80%, 11/15/99                                             A/A--                    1,000,000           1,081,000
       ----------------------------------------------------------------------------------------------------------------------------
       NYS HFA RRB, NYC HF, Series A, 6.375%, 11/1/04                        Baa/BBB+                 2,000,000           2,102,140
       ----------------------------------------------------------------------------------------------------------------------------
       NYS MCFFA RB, Prerefunded, 7.80%, 2/15/19                             Aaa/AAA                  1,275,000           1,378,097
                                                                                                                       ------------
                                                                                                                         15,240,967

-----------------------------------------------------------------------------------------------------------------------------------
OHIO--1.6%
       OH Solid Waste RB, Republic Engineered
       Steels, Inc. Project, 9%, 6/1/21                                      NR/NR                    1,600,000           1,610,608

6      Oppenheimer Intermediate Municipal Fund

                                                                             RATINGS: MOODY'S/       FACE              MARKET VALUE
                                                                             S&P'S/FITCH'S           AMOUNT            SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.2%
       OK Industrial Authority Health Systems RB, Baptist
       Medical Center, Series C, AMBAC Insured, 7%, 8/15/05                  Aaa/AAA/AAA             $   955,000         $1,078,357
       ----------------------------------------------------------------------------------------------------------------------------
       Oklahoma Cnty., OK Home FAU RB, 7.65%, 1/1/23                         NR/AA--                     125,000            131,204
                                                                                                                       ------------
                                                                                                                          1,209,561

-----------------------------------------------------------------------------------------------------------------------------------
OREGON--1.6%
       OR Emerald Peoples Utilities District RRB,
       FGIC Insured, 7.20%, 11/1/04                                          Aaa/AAA                   1,420,000          1,616,911
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--7.7%
       PA IDAU ED RB, Escrowed to Maturity, Series A,
       6.80%, 7/1/01                                                         NR/A--/AAA                3,000,000          3,218,970
       ----------------------------------------------------------------------------------------------------------------------------
       Philadelphia, PA Hospitals & HEFAU RRB,
       Jeanes Health System Project, 6.20%, 7/1/00                           NR/BBB                    1,360,000          1,420,030
       ----------------------------------------------------------------------------------------------------------------------------
       Schuylkill Cnty., PA IDAU RR RRB,
       Schuylkill Energy Resources, Inc., 6.50%, 1/1/10                      NR/NR                     3,265,000          3,163,034
                                                                                                                       ------------
                                                                                                                          7,802,034

-----------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.2%
       Florence Cnty., SC IDV RB,
       Stone Container Project, 7.375%, 2/1/07                               NR/NR                     1,890,000          1,975,976
       ----------------------------------------------------------------------------------------------------------------------------
       Richland Cnty., SC Hospital Facilities RB,
       Community Provider Pooled Loan Program,
       Escrowed to Maturity, Series A, FSA Insured, 7.125%, 7/1/17           Aaa/AAA                     250,000            273,385
                                                                                                                       ------------
                                                                                                                          2,249,361

-----------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.5%
       SD Student Loan Finance RB, Series A, 5.95%, 8/1/01                   NR/A+                     1,500,000          1,543,020
-----------------------------------------------------------------------------------------------------------------------------------
TENNESSEE--2.8%
       Chattanooga-Hamilton Cnty., TN HA RB,
       Erlanger Medical Center, Prerefunded, Series B,
       FSA Insured, Inverse Floater, 10.367%, 5/25/21(2)                     Aaa/AAA                   1,500,000          1,777,500
       ----------------------------------------------------------------------------------------------------------------------------
       Memphis Shelby Cnty., TN Airport Authority RRB,
       Series A, MBIA Insured, 6.25%, 2/15/11(3)                             Aaa/AAA                   1,000,000          1,021,540
                                                                                                                       ------------
                                                                                                                          2,799,040

-----------------------------------------------------------------------------------------------------------------------------------
TEXAS--4.4%
       Austin, TX Independent School District GORB,
       7%, 8/1/06(4)                                                         Aaa/AAA                   2,000,000          2,275,240
       ----------------------------------------------------------------------------------------------------------------------------
       Harris Cnty., TX HFDC Hospital RB, Hermann Trust,
       Prerefunded, 9%, 10/1/17                                              Aaa/NR                    1,000,000          1,045,270
       ----------------------------------------------------------------------------------------------------------------------------
       San Antonio, TX Airport System RRB, AMBAC Insured,
       7.125%, 7/1/05                                                        Aaa/AAA/AAA               1,000,000          1,128,310
                                                                                                                       ------------
                                                                                                                          4,448,820

-----------------------------------------------------------------------------------------------------------------------------------
UTAH--2.0%
       Davis Cnty., UT Solid Waste Management &
       Recovery RRB, Special Service District, 6.125%, 6/15/09               Baa2/BBB+                 2,000,000          2,011,940
-----------------------------------------------------------------------------------------------------------------------------------
VERMONT--0.9%
       VT SAC Educational Loan RB, Series A-3, FSA Insured,
       6.25%, 6/15/03                                                        Aaa/AAA                     900,000            942,930
-----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.8%
       WV School Building Authority RB, Prerefunded,
       Series A, MBIA Insured, 7.25%, 7/1/15                                 Aaa/AAA                     750,000            822,113
-----------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.0%
       DC Hospital RRB, Medlantic Healthcare Group,
       Series A, MBIA Insured, 6%, 8/15/12                                   Aaa/AAA                   1,000,000          1,034,520
-----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--3.7%
       PR Commonwealth GOB, 6.35%, 7/1/10                                    Baa1/A                    1,500,000          1,570,830
       ----------------------------------------------------------------------------------------------------------------------------
       PR EPAU RB, Series P, 6.75%, 7/1/03                                   Baa1/BBB+                 2,000,000          2,171,960
                                                                                                                       ------------
                                                                                                                          3,742,790
                                                                                                                       ------------
       Total Municipal Bonds and Notes (Cost $96,551,617)                                                                97,854,252

7      Oppenheimer Intermediate Municipal Fund

                                                                                                     FACE              MARKET VALUE
                                                                                                     AMOUNT            SEE NOTE 1
===================================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS--2.0%
       ----------------------------------------------------------------------------------------------------------------------------
       East Baton Rouge Parish, LA PC RRB, Exxon Project,
       Inverse Floater, 2%, 4/1/97(5)                                                                $1,000,000          $1,000,000
       ----------------------------------------------------------------------------------------------------------------------------
       Maricopa Cnty., AZ PC Corp. RRB,
       Arizona Public Service Co. Project, Series C, 2.90%, 4/1/97(5)                                 1,000,000           1,000,000
                                                                                                                      -------------
       Total Short-Term Tax-Exempt Obligations (Cost $2,000,000)                                                          2,000,000

===================================================================================================================================
TOTAL INVESTMENTS, AT VALUE (COST $98,551,617)                                                             99.1%         99,854,252
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                             0.9             924,045
                                                                                                  -------------       -------------
NET ASSETS                                                                                                100.0%       $100,778,297
                                                                                                  =============       =============

         1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,663,900 or 2.64% of the Fund's net assets, at March 31, 1997.

         2. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $1,777,500 or 1.76% of the Fund's net assets at March 31, 1997.

         3. When-issued security to be delivered and settled after March 31, 1997.

         4. Securities with an aggregate market value of $341,286 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

         5. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on March 31, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

         As of March 31, 1997, securities subject to the alternative minimum tax amounted to $18,380,728 or 18.24% of the Fund's net assets.

         To simplify the listings of the Oppenheimer Intermediate Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

        BOE    --   Board of Education                        HFDC    --    Health Facilities Development Corp.
        CDAU   --   Communities Development Authority         IDV     --    Industrial Development
        COP    --   Certificates of Participation             IDAU    --    Industrial Development Authority
        DAU    --   Development Authority                     LMC     --    Loan Marketing Corp.
        ED     --   Economic Development                      MCFFA   --    Medical Care Facilities Finance Agency
        EPAU   --   Electric Power Authority                  PC      --    Pollution Control
        FAU    --   Finance Authority                         RB      --    Revenue Bonds
        GOB    --   General Obligation Bonds                  RR      --    Resource Recovery
        GORB   --   General Obligation Refunding Bonds        RRB     --    Revenue Refunding Bonds
        HA     --   Hospital Authority                        SAC     --    Student Assistance Corporation
        HF     --   Health Facilities                         SHAU    --    State Housing Authority
        HEFAU  --   Higher Educational Facilities Authority   SWD     --    Solid Waste Disposal
        HFA    --   Housing Finance Agency                    WPCAU   --    Water Pollution Control Authority
        HFAU   --   Health Facilities Authority

        See accompanying Notes to Financial Statements.

8      Oppenheimer Intermediate Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES   March 31, 1997 (Unaudited)

===================================================================================================================================
ASSETS
       Investments, at value (cost $98,551,617)--see accompanying statement                                            $ 99,854,252
       ----------------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                                 279,457
       ----------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Interest                                                                                                           1,700,668
       Shares of beneficial interest sold                                                                                   549,669
       ----------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                 24,509
                                                                                                                       ------------
       Total assets                                                                                                     102,408,555

===================================================================================================================================
LIABILITIES
       Payables and other liabilities:
       Investments purchased                                                                                              1,045,790
       Dividends                                                                                                            300,511
       Shares of beneficial interest redeemed                                                                               153,590
       Distribution and service plan fees                                                                                    59,335
       Daily variation on futures contracts--Note 5                                                                          11,563
       Transfer and shareholder servicing agent fees                                                                          9,870
       Other                                                                                                                 49,599
                                                                                                                       ------------
       Total liabilities                                                                                                  1,630,258

===================================================================================================================================
NET ASSETS                                                                                                             $100,778,297
                                                                                                                       ============

===================================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                                 $ 99,542,926
       ----------------------------------------------------------------------------------------------------------------------------
       Undistributed net investment income                                                                                  678,500
       ----------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized loss on investment transactions                                                            (988,889)
       ----------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments--Notes 3 and 5                                                          1,545,760
                                                                                                                       ------------
       Net assets                                                                                                      $100,778,297
                                                                                                                       ============

===================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets
       of $85,287,212 and 5,792,153 shares of beneficial interest outstanding)                                               $14.72
       Maximum offering price per share (net asset value plus sales charge
       of 3.50% of offering price)                                                                                           $15.25

       ----------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $4,094,698 and 278,161 shares of beneficial interest outstanding)                                       $14.72

       ----------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $11,396,387 and 775,211 shares of beneficial interest outstanding)                                      $14.70
       See accompanying Notes to Financial Statements.

9      Oppenheimer Intermediate Municipal Fund

STATEMENT OF OPERATIONS   For the Six Months Ended March 31, 1997 (Unaudited)

===================================================================================================================================
INVESTMENT INCOME
       Interest                                                                                                          $3,149,647

===================================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                              248,648
       ----------------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                              100,918
       Class B                                                                                                               17,406
       Class C                                                                                                               56,005
       ----------------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                                 47,600
       ----------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                                   46,342
       ----------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                               15,336
       Class B                                                                                                                1,001
       Class C                                                                                                                2,054
       ----------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                               12,817
       ----------------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses                                                                                            2,078
       ----------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                    854
                                                                                                                       ------------
       Total expenses                                                                                                       551,059

===================================================================================================================================
NET INVESTMENT INCOME                                                                                                     2,598,588

===================================================================================================================================
REALIZED AND
UNREALIZED GAIN
       Net realized gain on:
       Investments                                                                                                           97,397
       Closing of futures contracts                                                                                          51,279
                                                                                                                       ------------
       Net realized gain                                                                                                    148,676

       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                                  42,095
                                                                                                                       ------------
       Net realized and unrealized gain                                                                                     190,771

===================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $2,789,359
                                                                                                                       ============

       See accompanying Notes to Financial Statements.

10     Oppenheimer Intermediate Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               SIX MONTHS ENDED       YEAR ENDED
                                                                                               MARCH 31, 1997         SEPTEMBER 30,
                                                                                               (UNAUDITED)            1996
===================================================================================================================================
OPERATIONS
       Net investment income                                                                        $2,598,588          $4,872,668
       ----------------------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                               148,676             635,204
       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                            42,095            (734,901)
                                                                                                 -------------       --------------
       Net increase in net assets resulting from operations                                          2,789,359           4,772,971

===================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                      (2,245,573)         (4,349,156)
       Class B                                                                                         (78,617)            (63,816)
       Class C                                                                                        (254,144)           (407,791)

===================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                                       1,845,548           2,742,813
       Class B                                                                                       1,235,917           2,744,970
       Class C                                                                                         467,301           3,306,779

===================================================================================================================================
NET ASSETS
       Total increase                                                                                3,759,791           8,746,770
       ----------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                          97,018,506          88,271,736
                                                                                                 -------------       --------------
       End of period (including undistributed net investment
       income of $678,500 and $658,246, respectively)                                             $100,778,297         $97,018,506
                                                                                                 =============       ==============
       See accompanying Notes to Financial Statements.

11     Oppenheimer Intermediate Municipal Fund

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                                                  -----------------------------------------
                                                                  SIX MONTHS ENDED
                                                                  MARCH 31, 1997   YEAR ENDED SEPTEMBER 30,
                                                                  (UNAUDITED)      1996           1995
===========================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                               $14.69           $14.69         $14.23
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .39              .79            .79
Net realized and unrealized gain (loss)                               .03             (.01)           .42
                                                                   ------           ------         ------
Total income (loss) from investment operations                        .42              .78           1.21

-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                 (.39)            (.78)          (.75)
Distributions from net realized gain                                   --               --             --
Distributions in excess of net realized gain                           --               --             --
                                                                   ------           ------         ------
Total dividends and distributions to shareholders                    (.39)            (.78)          (.75)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $14.72           $14.69         $14.69
                                                                   ======           ======         ======

===========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                                  2.88%            5.41%          8.78%

===========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $85,287          $83,253        $80,535
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                 $85,175          $82,217        $79,681
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                5.33%(4)         5.35%          5.55%
Expenses, before voluntary assumption by the Manager(5)              0.99%(4)         1.02%          0.98%
Expenses, net of voluntary assumption by the Manager                  N/A              N/A            N/A
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                            8.9%              53%            55%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from September 11, 1995 (inception of offering) to September 30, 1995.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


12     Oppenheimer Intermediate Municipal Fund

                              CLASS B                                     CLASS C
----------------------------  ------------------------------------------  -----------------------------------------------
                              SIX MONTHS ENDED                            SIX MONTHS ENDED
                              MARCH 31, 1997   YEAR ENDED SEPTEMBER 30,   MARCH 31, 1997   YEAR ENDED SEPTEMBER 30,
1994      1993      1992      (UNAUDITED)      1996            1995(2)    (UNAUDITED)      1996         1995      1994(1)
=========================================================================================================================
 $15.34   $15.09    $14.40    $14.69           $14.69         $14.71       $14.67          $14.67       $14.18     $15.14
-------------------------------------------------------------------------------------------------------------------------

    .72      .77       .86       .33              .66            .06          .34             .68          .69        .46
  (1.00)     .70       .69       .03               --           (.02)         .03            (.01)         .43       (.83)
 ------   ------    ------    ------           ------          -----       ------          ------       ------    -------

   (.28)    1.47      1.55       .36              .66            .04          .37             .67         1.12       (.37)

-------------------------------------------------------------------------------------------------------------------------

   (.76)    (.75)     (.86)     (.33)            (.66)          (.06)        (.34)           (.67)        (.63)      (.52)
     --     (.47)       --        --               --             --           --              --           --         --
   (.07)      --        --        --               --             --           --              --           --       (.07)
 ------   ------    ------    ------           ------          -----       ------          ------       ------    -------

   (.83)   (1.22)     (.86)     (.33)            (.66)          (.06)        (.34)           (.67)        (.63)      (.59)
-------------------------------------------------------------------------------------------------------------------------
 $14.23   $15.34    $15.09    $14.72           $14.69         $14.69       $14.70          $14.67       $14.67     $14.18
 ======   ======    ======    ======           ======          =====       ======          ======       ======    =======

=========================================================================================================================
  (1.92)%  10.31%    11.10%     2.48%            4.56%          0.83%        2.50%           4.63%        8.13%    (2.54)%

=========================================================================================================================

$83,456  $70,136   $29,724    $4,095           $2,858           $119      $11,396         $10,908       $7,618     $8,511
-------------------------------------------------------------------------------------------------------------------------
$79,076  $48,915   $25,153    $3,502           $1,440          $  37      $11,249          $9,015       $7,437     $4,686
-------------------------------------------------------------------------------------------------------------------------

   5.05%    5.08%     5.87%     4.53%(4)         4.51%          3.87%(4)     4.55%(4)        4.56%        4.64%      3.77%(4)
   1.00%    1.07%     1.25%     1.77%(4)         1.81%          1.54%(4)     1.75%(4)        1.78%        1.88%      2.24%(4)
    N/A     1.05%     1.16%      N/A              N/A            N/A          N/A             N/A          N/A        N/A

-------------------------------------------------------------------------------------------------------------------------
     51%      21%       93%      8.9%              53%            55%         8.9%             53%          55%        51%

4. Annualized.

5. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1997 were $10,804,038 and $8,778,703, respectively.

See accompanying Notes to Financial Statements.

13  Oppenheimer Intermediate Municipal Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer Intermediate Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income exempt from federal income tax for individual investors that is consistent with the preservation of capital by investing primarily in intermediate term municipal bonds. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       -------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

       -------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       -------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       -------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

       -------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Fund.

       -------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period.
       Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

14     Oppenheimer Intermediate Municipal Fund

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                      SIX MONTHS ENDED MARCH 31, 1997              YEAR ENDED SEPTEMBER 30, 1996
                                                      --------------------------------             --------------------------------
                                                      SHARES            AMOUNT                     SHARES            AMOUNT
       ----------------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                                 608,397      $   9,017,725                   974,292      $  14,353,015
       Dividends and distributions reinvested               101,603          1,505,258                   203,597          2,998,589
       Redeemed                                            (585,517)        (8,677,435)                 (993,272)       (14,608,791)
                                                      -------------      -------------             -------------      -------------
       Net increase                                         124,483      $   1,845,548                   184,617      $   2,742,813
                                                      =============      =============             =============      =============

       ----------------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                                  97,071      $   1,435,863                   193,861      $   2,852,627
       Dividends and distributions reinvested                 3,396             50,320                     2,577             37,785
       Redeemed                                             (16,877)          (250,266)                   (9,964)          (145,442)
                                                      -------------      -------------             -------------      -------------
       Net increase                                          83,590      $   1,235,917                   186,474      $   2,744,970
                                                      =============      =============             =============      =============

       ----------------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                                 184,672      $   2,733,031                   380,233      $   5,600,605
       Dividends and distributions reinvested                13,384            198,001                    20,909            307,116
       Redeemed                                            (166,615)        (2,463,731)                 (176,779)        (2,600,942)
                                                      -------------      -------------             -------------      -------------
       Net increase                                          31,441      $     467,301                   224,363      $   3,306,779
                                                      =============      =============             =============      =============

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At March 31, 1997, net unrealized appreciation on investments of $1,302,635 was composed of gross appreciation of $2,370,910, and gross depreciation of $1,068,275.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $100 million of average annual net assets, 0.45% on the next $150 million, 0.425% on the next $250 million and 0.40% on net assets in excess of $500 million.

                The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

                For the six months ended March 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $70,045, of which $35,695 was retained by OppenheimerFunds Distributor, Inc.
       (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $34,191 and $26,399. During the six months ended March 31, 1997, OFDI received contingent deferred sales charges of $6,373 and $6,855, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

15     Oppenheimer Intermediate Municipal Fund

================================================================================
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

       The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1997, OFDI paid $12,355 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1997, OFDI paid $2,162 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $16,169 and $26,030, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At March 31, 1997, OFDI had incurred unreimbursed expenses of $75,382 for Class B and $149,884 for Class C.

================================================================================
5. FUTURES CONTRACTS

       The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

       At March 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:

                                                                             NUMBER OF            VALUATION AS OF      UNREALIZED
                                                        EXPIRATION DATE      FUTURES CONTRACTS    MARCH 31, 1997       APPRECIATION
       ----------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds, 10 yr.                      6/97                 90                     $ 9,495,000            $176,719
       U.S. Treasury Bonds, 30 yr.                      6/97                 50                       5,360,938              66,406
                                                                                                    -----------            --------
                                                                                                    $14,855,938            $243,125
                                                                                                    ===========            ========

16     Oppenheimer Intermediate Municipal Fund

OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

A Series of Oppenheimer Municipal Fund

================================================================================
OFFICERS AND TRUSTEES

       James C. Swain, Chairman and Chief Executive Officer
       Bridget A. Macaskill, Trustee and President
       Robert G. Avis, Trustee
       William A. Baker, Trustee
       Charles Conrad, Jr., Trustee
       Jon S. Fossel, Trustee
       Sam Freedman, Trustee
       Raymond J. Kalinowski, Trustee
       C. Howard Kast, Trustee
       Robert M. Kirchner, Trustee
       Ned M. Steel, Trustee
       George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
       Caryn R. Halbrecht, Vice President
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF PORTFOLIO SECURITIES
       Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS
       Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL
       Myer, Swanson, Adams & Wolf, P.C.

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Intermediate Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Intermediate Municipal Fund. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

17     Oppenheimer Intermediate Municipal Fund

OPPENHEIMERFUNDS FAMILY

================================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

====================================================================================================================================
REAL ASSET FUNDS
       Real Asset Fund                                                       Gold & Special Minerals Fund

====================================================================================================================================
STOCK FUNDS
       Developing Markets Fund                                               Growth Fund
       Global Emerging Growth Fund                                           Global Fund
       Enterprise Fund(2)                                                    Quest Global Value Fund
       International Growth Fund                                             Disciplined Value Fund
       Discovery Fund                                                        Oppenheimer Fund
       Quest Small Cap Value Fund                                            Value Stock Fund
       Capital Appreciation Fund(3)                                          Quest Value Fund
       Quest Capital Value Fund

====================================================================================================================================
STOCK & BOND FUNDS
       Main Street Income & Growth Fund                                      Equity Income Fund
       Quest Opportunity Value Fund                                          Disciplined Allocation Fund
       Total Return Fund                                                     Multiple Strategies Fund4
       Quest Growth & Income Value Fund                                      Strategic Income & Growth Fund
       Global Growth & Income Fund                                           Bond Fund for Growth

====================================================================================================================================
BOND FUNDS
       International Bond Fund                                               Bond Fund
       High Yield Fund                                                       U.S. Government Trust
       Champion Income Fund                                                  Limited-Term Government Fund
       Strategic Income Fund

====================================================================================================================================
MUNICIPAL FUNDS
       California Municipal Fund(5)                                          Insured Municipal Fund
       Florida Municipal Fund(5)                                             Intermediate Municipal Fund
       New Jersey Municipal Fund(5)
       New York Municipal Fund(5)                                            Rochester Division
       Pennsylvania Municipal Fund(5)                                        Rochester Fund Municipals
       Municipal Bond Fund                                                   Limited Term New York Municipal Fund

====================================================================================================================================
MONEY MARKET FUNDS(6)
       Money Market Fund                                                     Cash Reserves

====================================================================================================================================
LIFESPAN
       Growth Fund                                                           Income Fund
       Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

       5. Available only to investors in certain states.

       6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

       Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

18     Oppenheimer Intermediate Municipal Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RS0860.001.0397       May 31, 1997

[PHOTO]

CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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